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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 22, 2002

                              --------------------


                                 TOM BROWN, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                0-3880                             95-1949781
       (State or other jurisdiction                 (Commission File                     (I.R.S. Employer
    of incorporation or organization)                    Number)                       Identification No.)

          555 SEVENTEENTH STREET
                SUITE 1850
             DENVER, COLORADO                                                                 80202
 (Address of principal executive offices)                                                   (Zip code)



                                  303-260-5000
              (Registrant's telephone number, including area code)



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TOM BROWN, INC.

Item 4.  Changes in Registrant's Certifying Accountant.

         On March 19, 2002, Arthur Andersen LLP ("Andersen") was dismissed as independent accountant for Tom Brown, Inc. (the "Company") effective upon completion of its audit of the Company's financial statements for the year ended December 31, 2001, and KPMG LLP ("KPMG") was appointed as the new independent accountant for the Company to replace Andersen for the year ending December 31, 2002. The decision to dismiss Andersen and to appoint KPMG was recommended by the Audit Committee of the Board of Directors and was approved by the Board of Directors at its meeting on March 19, 2002.

         Andersen's reports on the Company's financial statements for the two fiscal years ended December 31, 2000 and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and the period from January 1, 2002 through March 19, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         As required under Securities and Exchange Commission regulations, the Company provided Andersen with a copy of this Item 4 and requested Andersen to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item 4 and, if not, stating the respects in which it does not agree. Andersen's letter is filed as Exhibit
16.1 to this Current Report.

Item 7.  Exhibits.

        16.1 Letter dated March 22, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TOM BROWN, INC.


                                            By: /s/ Daniel G. Blanchard
                                               ---------------------------------
                                               Daniel G. Blanchard
                                               Executive Vice President and
                                               Chief Financial Officer

Dated:  March 22, 2002




                                       2
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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
   16.1               Letter dated March 22, 2002, from Arthur Andersen LLP to the
                      Securities and Exchange Commission.